UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 24, 2024

BMO 2024-C10 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002038433)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

German American Capital Corporation

(Central Index Key number: 0001541294)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333280224-02	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 24, 2024, BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with BMO Capital Markets, CGMI, DBSI, GS&Co., Academy and Bancroft, the “Underwriters”) entered into an underwriting agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated October 24, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about November 7, 2024 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $642,526,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of approximately $81,447,555, to BMO Capital Markets, CGMI, DBSI, GS&Co., Academy, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of October 24, 2024 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2024-C10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-C10 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2024, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wilmington Savings Fund Society, FSB, as trustee, and Citibank, N.A., as certificate administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

BMO Capital Markets, CGMI, DBSI and GS&Co. are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated October 18, 2024, and by the Prospectus, dated October 24, 2024 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2024-C10 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 28 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2024 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2024 (the “3650 REIT Mortgage

Loan Purchase Agreement”), between the Depositor and 3650 REIT, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2024, 2023 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iv) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2024, 2023 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (v) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2024 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (vi) Starwood Mortgage Capital, LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2024 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, and (vii) Zions Bancorporation, N.A. (“ZBNA”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2024 (the “ZBNA Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the 3650 REIT Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the SMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and ZBNA. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Newport Centre	4.8	4.2
The Mall of Victor Valley	4.9	–
Poindexter Industrial Portfolio	4.10	4.2
Creekside Town Center	4.11	–
La Habra Marketplace	4.12	4.3
500 Delaware	4.13	4.4
Arizona Grand Resort and Spa	4.14	4.5
Centene	4.15	4.6
Grapevine Mills	4.16	4.7
1516 Motor Parkway	4.17	4.3

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated October 24, 2024. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BANK 2024-BNK48 PSA
Exhibit 4.3	BBCMS 2023-C21 PSA
Exhibit 4.4	3650R 2022 PF2 PSA
Exhibit 4.5	BBCMS 2024-C28 PSA
Exhibit 4.6	3650R 2021-PF1 PSA
Exhibit 4.7	WFCM 2024-C63 PSA
Exhibit 4.8	Newport Centre Co-Lender Agreement
Exhibit 4.9	The Mall of Victor Valley Co-Lender Agreement
Exhibit 4.10	Poindexter Industrial Portfolio Co-Lender Agreement
Exhibit 4.11	Creekside Town Center Co-Lender Agreement
Exhibit 4.12	La Habra Marketplace Co-Lender Agreement
Exhibit 4.13	500 Delaware Co-Lender Agreement
Exhibit 4.14	Arizona Grand Resort and Spa Co-Lender Agreement
Exhibit 4.15	Centene Co-Lender Agreement
Exhibit 4.16	Grapevine Mills Co-Lender Agreement
Exhibit 4.17	1516 Motor Parkway Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 24, 2024, which such certification is dated October 24, 2024
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	3650 REIT Mortgage Loan Purchase Agreement
Exhibit 99.3	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.4	GACC Mortgage Loan Purchase Agreement
Exhibit 99.5	GSMC Mortgage Loan Purchase Agreement

Exhibit 99.6	SMC Mortgage Loan Purchase Agreement
Exhibit 99.7	ZBNA Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-C10 – Form 8-K